UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 2, 2015
PBF ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On February 2, 2015, PBF Energy Inc. (the “Company”), PBF Energy Company LLC (“PBF LLC”) and funds affiliated with The Blackstone Group L.P. (“Blackstone”) and First Reserve Management L.P. (“First Reserve” and, together with Blackstone, the “Selling Stockholders”), entered into an underwriting agreement with Credit Suisse Securities (USA) LLC (the “Underwriter”), pursuant to which the Selling Stockholders agreed to sell 3,804,653 shares of the Company’s Class A common stock (the “Shares”) to the Underwriter (the “Offering”). The Offering is expected to close on February 6, 2015, subject to the satisfaction of the closing conditions set forth in the Underwriting Agreement. The Selling Stockholders will receive all of the proceeds from the Offering (subject to the rights of the holders of PBF LLC Series B Units to share in a portion of the proceeds received by the Selling Stockholders upon the sale of their Shares in the Offering). The Company did not sell any shares in the Offering and will not receive any proceeds from the Offering.
The Shares will be offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-193210). The Company filed a prospectus supplement, dated February 2, 2015, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.
The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Shares by the Selling Stockholders to the Underwriter, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.
A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein. The above description is qualified in its entirety by reference to such exhibit.
In connection with the Offering, Stroock & Stroock & Lavan LLP rendered their opinion as to the validity of the Shares to be sold in the Offering, which opinion is filed as Exhibit 5.1 hereto and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.
In connection with the Offering, the Company received an exchange notice from Blackstone and First Reserve requesting that the Company exchange an aggregate of 3,804,653 Series A Units of PBF LLC for an equivalent number of shares of the Company’s Class A common stock, pursuant to the terms of the exchange agreement entered into at the time of the Company’s initial public offering. Immediately prior to the closing of the Offering, the Company will issue the shares to Blackstone and First Reserve in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Through the exchange, such PBF LLC Series A Units will be reclassified as PBF LLC Series C Units, and as a result, the Company’s economic interest in PBF LLC will increase to approximately 94.1%.

Item 7.01 Regulation FD Disclosure.
A copy of the press release announcing the commencement of the Offering is attached hereto as Exhibit 99.1, and is incorporated by reference herein.
A copy of the press release announcing the pricing of the Offering is attached hereto as Exhibit 99.2, and is incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, such press releases shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 2, 2015

5.1	Opinion of Stroock & Stroock & Lavan LLP with respect to the validity of the Shares

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1).

99.1	Press release dated February 2, 2015

99.2	Press release dated February 3, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 4, 2015

PBF Energy Inc.
(Registrant)

		By:	/s/ Jeffrey Dill
		Name:	Jeffrey Dill
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 2, 2015

5.1	Opinion of Stroock & Stroock & Lavan LLP with respect to the validity of the Shares

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1).

99.1	Press release dated February 2, 2015

99.2	Press release dated February 3, 2015